UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2016

COUSINS PROPERTIES INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-11312	58-0869052
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Peachtree Street NE, Suite 500 Atlanta, Georgia		30303
(Address of Principal Executive Offices)		(Zip code)

(404) 407-1000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement

As previously announced, on April 28, 2016, Cousins Properties Incorporated (“Cousins”), Parkway Properties, Inc. (“Parkway”), Parkway Properties LP (“Parkway LP”) and Clinic Sub Inc., a wholly owned subsidiary of Cousins (“Merger Sub”), entered into an Agreement and Plan of Merger (as amended or supplemented from time to time, the “Merger Agreement”), pursuant to which Parkway will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Cousins. Pursuant to the Merger Agreement, upon the terms and subject to the conditions of the Merger Agreement, immediately following the effective time of the Merger (the “Merger Effective Time”), Cousins will separate the portion of its combined businesses relating to the ownership of real properties in Houston, Texas, as well as certain other legacy businesses of Parkway (the “Houston Business”), from the remainder of the combined businesses (the “Separation”). After the Separation, Cousins will distribute pro rata to its common and limited voting preferred stockholders (including legacy Parkway common and limited voting stockholders) all of the outstanding shares of common and limited voting stock, respectively, of Parkway, Inc. (“New Parkway”), an entity that will contain the Houston Business (the “Spin-Off”).

The Merger is expected to close on October 6, 2016, and the Spin-Off is intended to become effective on October 7, 2016, the business day following the closing of the Merger, subject to the satisfaction or waiver of the conditions to the Merger and the Spin-Off.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Spin-Off, on October 5, 2016, Cousins entered into a separation, distribution and transition services agreement (the “Separation and Distribution Agreement”), a tax matters agreement (the “Tax Matters Agreement”) and an employee matters agreement (the “Employee Matters Agreement”), in each case with New Parkway, Parkway, Parkway LP, Parkway Properties General Partners, Inc. and Parkway Operating Partnership LP. The Separation and Distribution Agreement, Tax Matters Agreement and Employee Matters Agreement provide for the terms of the Spin-Off and the framework for Cousins’ relationship with New Parkway following the Spin-Off, which is expected to be completed on October 7, 2016, the business day following the closing of the Merger.

The Separation and Distribution Agreement, the Tax Matters Agreement and the Employee Matters Agreements are more fully described in the preliminary information statement included as Exhibit 99.1 to Amendment No. 3 to New Parkway’s Registration Statement on Form 10 (File No. 001-37819) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 9, 2016, the final version of which was included as Exhibit 99.1 to Cousins’ Current Report on Form 8-K filed with the SEC on September 28, 2016 (the “Information Statement”).

Separation and Distribution Agreement

Immediately following the effective time of the Merger, on the business day prior to the Spin-Off, Cousins will reorganize the combined businesses of Cousins and Parkway (the “UPREIT Reorganization”) and Cousins will effect the Separation. The Separation and Distribution Agreement sets forth the various individual transactions to be consummated that comprise the Separation and the UPREIT Reorganization, including the assets to be transferred and liabilities to be assumed by Cousins. In addition, the agreement provides for certain cash assets to be retained by or contributed to New Parkway. The Separation and Distribution Agreement generally provides that the parties will use commercially reasonable efforts to cause the Separation, the UPREIT Reorganization and the Spin-Off to be consummated, including causing the conditions precedent to the Spin-Off to be satisfied, obtaining and making all necessary approvals and filings, obtaining third party consents, and executing any other necessary instruments. The Separation and Distribution Agreement also includes various post-closing covenants, including with respect to certain transition services to be provided between the parties, the treatment of the parties’ insurance policies, non-solicitation of the parties’ employees, information sharing and other operational matters. The Separation and Distribution Agreement includes a mutual release by Cousins, on the one hand, and New Parkway, on the other hand, of the other party from certain specified liabilities. The Separation and Distribution Agreement also contains a mutual indemnification covenant pursuant to which Cousins and New Parkway have agreed to indemnify each other from certain specified liabilities.

A summary of the material terms of the Separation and Distribution Agreement is set forth in the Information Statement under “The Separation, the UPREIT Reorganization and the Distribution—The Separation and Distribution Agreement,” and is incorporated by reference herein. The description of the Separation and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, attached as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Tax Matters Agreement

The Tax Matters Agreement addresses the preparation and filing of tax returns, apportionment of taxes among Cousins and New Parkway, tax refunds, tax attributes and deductions, conduct of tax proceedings and the intended federal income tax characterization of the separation of certain assets from the remainder of the combined businesses of Cousins and Parkway, the UPREIT Reorganization and the Spin-Off, as well as the agreed upon reporting thereof. A summary of the material terms of the Tax Matters Agreement is set forth in the Information Statement under “The Separation, the UPREIT Reorganization and the Distribution—Related Agreements—Tax Matters Agreement,” and is incorporated by reference herein. The description of the Tax Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Tax Matters Agreement, attached as Exhibit 2.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Employee Matters Agreement

The Employee Matters Agreement allocates among New Parkway and Cousins liabilities and responsibilities relating to certain employee matters, employee compensation and employee benefits plans and programs and other related matters. Generally, under the Employee Matters Agreement, New Parkway will assume all liabilities under employee benefit plans that New Parkway establishes and that New Parkway assumes from Parkway, all liabilities relating to New Parkway’s employees who transfer from Parkway regardless of when incurred (except to extent covered by insurance maintained by Cousins), and all liabilities relating to New Parkway’s employees who transfer from Cousins if incurred following the Spin-Off. New Parkway will also assume certain employee benefit plans and agreements of Cousins and Parkway, including certain employment agreements, Parkway’s defined contribution profit-sharing plan with a salary deferral feature under Section 401(k) of the Internal Revenue Code of 1986, as amended, and certain health and welfare plans. The Employee Matters Agreement also describes the treatment of outstanding equity awards and certain other outstanding cash incentive and commission awards and sets forth the general principles relating to employee matters.

A summary of the material terms of the Employee Matters Agreement is set forth in the Information Statement under “The Separation, the UPREIT Reorganization and the Distribution—Related Agreements—Employee Matters Agreement,” and is incorporated by reference herein. The description of the Employee Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employee Matters Agreement, attached as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This current report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins and Parkway operate and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or New Parkway. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of New Parkway and the timing of the closing of the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and New Parkway as “UPREITs” following the consummation of the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common stock or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Cousins or New Parkway; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or New Parkway; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; and those additional risks and factors discussed in reports filed with the SEC by Cousins, Parkway and New Parkway. Cousins, Parkway and New Parkway do not intend, and undertake no obligation, to update any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Separation, Distribution and Transition Services Agreement, dated as of October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

2.2	Tax Matters Agreement, dated as of October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

2.3	Employee Matters Agreement, dated as of October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUSINS PROPERTIES INCORPORATED

Date: October 6, 2016	By:	/s/ Pamela F. Roper
Name: Pamela F. Roper
Title: Senior Vice President and General Counsel

Exhibit No.	Description

2.1	Separation, Distribution and Transition Services Agreement, dated as of October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

2.2	Tax Matters Agreement, dated as of October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.

2.3	Employee Matters Agreement, dated as of October 5, 2016, by and among Cousins Properties Incorporated, Cousins Properties LP, Clinic Sub Inc., Parkway Properties, Inc., Parkway Properties LP, Parkway Properties General Partners, Inc., Parkway, Inc. and Parkway Operating Partnership LP.